SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549




                                    FORM 8-K



                                 CURRENT REPORT
                    PURSUANT TO SECTIONS 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported): August 27, 1997


                        TRANS LEASING INTERNATIONAL, INC.
               (Exact name of registrant as specified in charter)


                           Delaware 0-15167 36-2747735
             (State or Other Jurisdiction (Commission (IRS Employer
               of incorporation) File Number) Identification No.)

                                3000 Dundee Road
                           Northbrook Illinois 60062
              (Address of principal executive offices) (Zip Code)

       Registrant's Telephone number, including area code (847) 272-1000


          ____________________________________________________________
          (Former Name or Former Address, if Changed Since Last Report






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Item 5.      Other Events.

     On August 27, 1997, Trans Leasing International, Inc. issued the press release attached to this current report as Exhibit 99.1.

Item 7.      Financial Statements, Pro Forma Financial Information and Exhibits.

      (c) Exhibits.

Exhibit No.       Description

99.1              Press Release of Trans Leasing International, Inc. dated
                  August 27, 1997